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                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

October 25, 2004

To Our Shareholders:

    We are pleased to submit to you our report for Cohen & Steers REIT and Utility Income Fund for the quarter ended September 30, 2004. The net asset value at that date was $19.30 per common share. During the quarter, three monthly dividends were paid at a rate of $0.105 per share to common shareholders. In addition, three monthly dividends of $0.105 per share were declared and will be paid on October 29, 2004, November 30, 2004, and December 31, 2004.

INVESTMENT REVIEW

    For the quarter, Cohen & Steers REIT and Utility Income Fund had a total return, based on income and change in net asset value, of 7.7%. Based on the market price of the fund's shares, which ended the quarter at $17.70, the fund's total return was 8.4%. (The fund's common stock is traded on the New York Stock Exchange, and its share price can differ from its net asset value). This compares with the NAREIT Equity REIT Index's(a) total return of 8.2% and the S&P Supercomposite Utilities Index'sa total return of 6.3%. During the third quarter the S&P 500 and the ten-year benchmark Treasury bond had total returns of 7.6% and 5.0%, respectively. For the period January 30, 2004 (commencement of operations) through September 30, 2004, the fund's total return was 5.4%
(-7.7% based on the fund's market price) compared to NAREIT Equity REIT Index and S&P Supercomposite Utilities Index total returns of 10.2% and 8.1%, respectively. For the same period, the S&P 500 and the ten-year benchmark Treasury bond had total returns of -0.6% and 3.69%, respectively. The fund's asset mix at the end of the quarter was 42% REIT common stocks, 39% utility common stocks, and 18% preferred and other fixed income investments (with the remaining 1% in cash).

    During the quarter REITs and utilities enjoyed a strong rebound from a correction that occurred in the second quarter. The NAREIT Equity REIT Index and the S&P Supercomposite Utilities Index went on to reach new highs for the year, returning 24% and 14% respectively, since the mid-May correction.

    We believe that the dramatic REIT recovery was the result of recognition that there is a strong economic recovery underway. This has fostered higher occupancy levels for most property types, higher-than-expected reported earnings for REITs, higher future earnings expectations, and higher real estate asset values. In short, the

-------------------
(a) The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole. The S&P Supercomposite Utilities Index is an unmanaged, market capitalization weighted index of 83 companies whose primary business involves the generation, transmission, and/or distribution of electricity and/or natural gas.

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                                       1

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                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

recovery has ushered in a steady improvement in most every aspect of REIT fundamentals, and this improvement is being reflected in equity prices.

    The fund's best performing REIT investments during the quarter were in the regional mall and health care sectors, which produced total returns of 12.0% and 11.2% respectively, while the worst performing sector for the fund was the manufactured housing sector, which had a -5.6% total return. Kramont Realty Trust (shopping center) and Apartment Investment & Management (apartment) were the fund's best performing holdings, contributing total returns of 18.3% and 13.8% respectively. Laggards during the quarter included Mission West Properties, with a total return of -12.6% and Affordable Residential Communities that generated a total return of -10.3%.

    Utility shares outperformed the broader stock market averages during the quarter due mainly to large dividend increases from several of the leading utilities in the sector, as well as a growing belief that while a real economic recovery is underway, its moderate pace of economic growth will lead the Federal Reserve to increase interest rates at a more measured pace than was expected. We also believe that investors may be growing more comfortable with how utility stocks will perform even if the economic recovery leads to higher interest rates. As we discuss more fully below, we believe that several positive trends leave the sector well positioned to provide investors with potentially attractive current income and capital appreciation.

    The fund's best performing utility investments during the quarter were in the integrated natural gas and electric distribution sectors, which produced total returns of 8.1% and 7.5% respectively, while the worst performing sector for the fund was the natural gas distribution sector, which had a -1.7% total return. Exelon Corporation and FirstEnergy Corporation were the fund's best performing holdings, contributing total returns of 11.1% and 10.8% respectively. Laggards during the quarter included Progress Energy and Atmos Energy, which had total returns of -2.6% and -1.7% respectively.

INVESTMENT OUTLOOK

    For now, it seems that the consensus view of future REIT earnings growth is finally catching up with our own. Further, Wall Street estimates are generally not yet available for 2006, although we believe 2006 may be an even better year for REIT earnings growth than 2005, as higher occupancies and rents begin to work their way through REITs' income statements.

    One implication of the REIT market having now more or less correctly anticipated the improving fundamental picture is that the period of multiple expansion for REITs is likely drawing to a close. This implies to us that returns going forward are likely to be more in accordance with historical norms. For example, with REITs yielding 5.1% at quarter-end, and growth anticipated to be approximately 10% in 2005, the potential total return

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                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

for REITs would be in line with historical norms over the next 12 months if earnings multiples remain unchanged. In short, we believe the REIT bull market is maturing. Accordingly, it is reasonable to expect that returns going forward are going to be lower than they have been over the last 18 months.

    We expect utility fundamentals to continue to improve as companies address the challenges associated with the partial deregulation of the industry. Many utilities have exited poorly performing unregulated investments and are focused on improving operations at their core regulated utility franchises. At the same time, companies have in our view made substantial progress in strengthening balance sheets and free cash flow. The cash flow profile of most utilities is improving dramatically due to the decline in unregulated capital expenditures. For the first time in many years the utility sector should be free cash flow positive in 2004.

    With an improving cash flow profile, declining business risk and relatively low dividend payout ratios, managements have resumed dividend growth after several years of declining dividend payments. Several utilities raised their dividends substantially over the last year, and we believe this trend will continue. For the year ended September 30, 2004, 26 companies out of 49 dividend-paying electric utilities raised their dividends by an average of 8%. No companies lowered their dividends during this period. Recent dividend increases came from some of the largest companies in the industry. The company with the largest market capitalization in the sector, Exelon Corporation, has raised its dividend 22% during 2004 and has committed to strong dividend growth again in 2005. FPL Group raised its dividend 11% in June and Edison International raised its dividend 25% in October. We expect continued strong dividend growth in the utility sector. The average utility dividend payout ratio, 55% currently, is still very low relative to the long-term historical average of 75%.

    While utility stocks have outperformed the broader equity market following the Federal Reserve's decision to raise interest rates this year, industry participants continue to debate how utilities will perform if the improvement in the economy is accompanied by rising interest rates. In our view, there is a misconception that utility stocks will lag the market if interest rates move higher. The historical data show that utilities have exhibited a very low correlation to 10-year Treasury bonds. For the ten years ended September 30, this correlation was a mere 0.09. We believe that in periods when utilities have reacted poorly to rising rates, the performance was largely driven by very negative sector-specific factors. Some examples include: the energy crisis of the early 1970's, when most utilities suffered from the lack of a fuel cost pass through mechanism that most companies now enjoy; the early 1990's onset of deregulation, when there was widespread fear that the industry would experience profit erosion under competition; and the stock market bubble of the late 1990's when utilities performed poorly along with other value and income oriented sectors. Excluding these periods, the utility sector has generally performed in line with the stock market during periods of rising interest rates.

    We will continue to seek investments that allow the fund to meet its primary income objective while offering the potential for capital appreciation. In fact, both REITs and utilities are in the beginning phase of what we

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                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

believe could be an extended period of improving fundamentals. We anticipate that nearly all REIT property types will benefit from economic growth and thus offer the potential for attractive cash flow and dividend growth. We also believe that utilities will continue to refocus on their core regulated businesses which have historically provided stable but consistent growth in cash flow and dividends. Consequently, we believe Cohen & Steers REIT and Utility Income Fund is well positioned to meet its goal of delivering attractive current income and capital appreciation.

Sincerely,

        MARTIN COHEN             ROBERT H. STEERS
        MARTIN COHEN             ROBERT H. STEERS
        President                Chairman

        ROBERT BECKER            WILLIAM F. SCAPELL
        ROBERT BECKER            WILLIAM F. SCAPELL
        Portfolio Manager        Portfolio Manager

                    JOSEPH M. HARVEY
                    JOSEPH M. HARVEY
                    Portfolio Manager

--------------------------------------------------------------------------------

         VISIT COHEN & STEERS ONLINE AT COHENANDSTEERS.COM
    For more information about any of our funds, visit cohenandsteers.com, where you'll find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the REIT, utility and preferred securities sectors.

    In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals, and an overview of our investment approach.

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                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.
--------------------------------------------------------------------------------

                       OUR LEVERAGE STRATEGY
                            (UNAUDITED)
    While we do not attempt to predict what future interest rates will be, it has been our philosophy to utilize interest rate swap transactions to seek to reduce the interest rate risk inherent in our utilization of leverage. Our leverage strategy involves issuing auction market preferred shares (AMPS) to raise additional capital for the fund, with an objective of increasing the net income available for shareholders. As of September 30, 2004, AMPS represented 33% of the fund's managed net assets. Considering that AMPS have variable dividend rates, we seek to lock in the rate on a majority of this additional capital through interest rate swap agreements (where we effectively convert our variable rate obligation to a fixed rate obligation for the term of the swap agreements). Specifically, we have fixed the rate on 65% of our borrowings at an average interest rate of 3.5%, for an average remaining period of 4.4 years. By locking in a large portion of our leveraging costs, we have endeavored to adequately protect the dividend-paying ability of the fund. The use of leverage increases the volatility of the fund's net asset value in both up and down markets. However, we believe that locking in a portion of the fund's leveraging costs for the term of the swap agreements partially protects the fund from any impact that an increase in short-term interest rates may have as a result of the use of leverage.

                          LEVERAGE FACTS(a)

Leverage (as % of managed net assets)..............    33%
% Fixed Rate.......................................    65%
% Variable Rate....................................    35%
Average Rate on Swaps..............................   3.5%
Average Term on Swaps..............................   4.4 years
Current Rate on AMPS...............................  1.90%

--------------------------------------------------------------------------------
-------------------
(a) Data as of September 30, 2004. Information subject to change.

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                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

                            SCHEDULE OF INVESTMENTS
                         SEPTEMBER 30, 2004 (UNAUDITED)

                                                  NUMBER                        DIVIDEND
                                                OF SHARES        VALUE           YIELD(a)
                                                ----------   --------------   ------------
COMMON STOCK                          120.99%(b)
    DIVERSIFIED                         5.77%
         Colonial Properties Trust............      78,500   $    3,157,270       6.66%
         iStar Financial......................   1,002,700       41,341,321       6.77
         Lexington Corporate Properties
            Trust.............................     969,600       21,050,016       6.45
                                                             --------------
                                                                 65,548,607
                                                             --------------
    HEALTH CARE                         7.96%
         Health Care Property Investors.......     758,600       19,723,600       6.42
         Health Care REIT.....................     467,500       16,456,000       6.82
         Nationwide Health Properties.........   2,113,900       43,863,425       7.13
         Ventas...............................     400,000       10,368,000       5.02
                                                             --------------
                                                                 90,411,025
                                                             --------------
    HOTEL                               5.75%
         Hospitality Properties Trust.........   1,449,300       61,580,757       6.78
         Strategic Hotel Capital..............     274,900        3,716,648       6.51
                                                             --------------
                                                                 65,297,405
                                                             --------------
    INDUSTRIAL                          3.06%
         First Industrial Realty Trust........     941,400       34,737,660       7.43
                                                             --------------
    MORTGAGE                            3.32%
         Capital Trust -- Class A.............      66,100        1,923,510       6.19
         Newcastle Investment Corp............   1,164,400       35,747,080       7.82
                                                             --------------
                                                                 37,670,590
                                                             --------------

-------------------
(a) Dividend yield is computed by dividing the security's current annual dividend rate by the last sale price on the principal exchange, or market, on which such security trades.
(b) Percentages indicated are based on the net assets of the fund.

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                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2004 (UNAUDITED)

                                                  NUMBER                        DIVIDEND
                                                OF SHARES        VALUE           YIELD
                                                ----------   --------------   ------------
    OFFICE                             16.01%
         Arden Realty.........................     975,300   $   31,775,274       6.20%
         BioMed Realty Trust..................      73,700        1,296,383       6.14
         Brandywine Realty Trust..............     356,200       10,144,576       6.18
         CarrAmerica Realty Corp..............     150,000        4,905,000       6.12
         Equity Office Properties Trust.......   2,654,600       72,337,850       7.34
         HRPT Properties Trust................   3,089,700       33,955,803       7.64
         Kilroy Realty Corp. .................      45,600        1,734,168       5.21
         Mack-Cali Realty Corp. ..............     170,500        7,553,150       5.69
         Prentiss Properties Trust............     504,600       18,165,600       6.22
                                                             --------------
                                                                181,867,804
                                                             --------------
    OFFICE/INDUSTRIAL                   3.12%
         Liberty Property Trust...............       9,300          370,512       6.12
         Mission West Properties..............      41,300          427,455       9.28
         Reckson Associates Realty Corp.......   1,204,600       34,632,250       5.91
                                                             --------------
                                                                 35,430,217
                                                             --------------
    RESIDENTIAL                        11.73%
       APARTMENT                       10.81%
         AMLI Residential Properties Trust....   1,002,100       30,614,155       6.28
         Apartment Investment & Management
            Co................................     216,100        7,515,958       6.90
         Archstone-Smith Trust................     350,000       11,074,000       5.44
         Gables Residential Trust.............     780,700       26,660,905       7.06
         Home Properties......................     615,400       24,345,224       6.27
         Mid-America Apartment Communities....     188,700        7,349,865       6.01
         Town & Country Trust.................     600,000       15,270,000       6.76
                                                             --------------
                                                                122,830,107
                                                             --------------
       MANUFACTURED HOME                0.92%
         Affordable Residential Communities...     511,700        7,470,820       8.56
         Sun Communities......................      75,000        2,939,250       6.23
                                                             --------------
                                                                 10,410,070
                                                             --------------
         TOTAL RESIDENTIAL....................                  133,240,177
                                                             --------------
    SELF STORAGE                        0.53%
         Sovran Self Storage..................     154,900        6,068,982       6.18
                                                             --------------

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                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2004 (UNAUDITED)

                                                  NUMBER                        DIVIDEND
                                                OF SHARES        VALUE           YIELD
                                                ----------   --------------   ------------
    SHOPPING CENTER                     5.29%
       COMMUNITY CENTER                 2.23%
         Heritage Property Investment Trust...     250,000   $    7,292,500       7.20%
         Kramont Realty Trust.................      52,200          970,920       6.99
         New Plan Excel Realty Trust..........     682,500       17,062,500       6.60
                                                             --------------
                                                                 25,325,920
                                                             --------------
       FREE STANDING                    2.41%
         Commercial Net Lease Realty..........   1,500,300       27,335,466       7.14
                                                             --------------
       REGIONAL MALL                    0.65%
         Glimcher Realty Trust................     305,500        7,423,650       7.90
                                                             --------------
         TOTAL SHOPPING CENTER................                   60,085,036
                                                             --------------
    UTILITY                            58.45%
       ELECTRIC -- DISTRIBUTION         9.08%
         Consolidated Edison..................   1,226,900       51,578,876       5.38
         Energy East Corp.....................     552,100       13,901,878       4.13
         NSTAR................................      93,000        4,566,300       4.52
         National Grid Transco plc (ADR)......      36,500        1,563,295       4.97
         Pepco Holdings.......................   1,585,800       31,557,420       5.03
                                                             --------------
                                                                103,167,769
                                                             --------------

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                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2004 (UNAUDITED)

                                                  NUMBER                        DIVIDEND
                                                OF SHARES        VALUE           YIELD
                                                ----------   --------------   ------------
       ELECTRIC -- INTEGRATED          44.68%
         Ameren Corp..........................   1,431,400   $   66,059,110       5.50%
         American Electric Power Co...........     428,100       13,682,076       4.38
         Cinergy Corp.........................   1,697,000       67,201,200       4.75
         DTE Energy Co........................   1,089,400       45,961,786       4.88
         Dominion Resources...................     344,800       22,498,200       3.95
         Entergy Corp.........................     506,600       30,705,026       2.97
         Exelon Corp..........................     802,400       29,440,056       3.33
         FirstEnergy Corp.....................     412,300       16,937,284       3.65
         Hawaiian Electric Industries.........     526,800       13,981,272       4.67
         PPL Corp.............................     329,500       15,545,810       3.48
         Pinnacle West Capital Corp...........     497,500       20,646,250       4.34
         Progress Energy......................   1,226,500       51,930,010       5.43
         Public Service Enterprise Group......   1,152,500       49,096,500       5.16
         Southern Co..........................   2,127,000       63,767,460       4.77
                                                             --------------
                                                                507,452,040
                                                             --------------
       GAS -- INTEGRATED                4.69%
         KeySpan Corp.........................     916,600       35,930,720       4.54
         Puget Energy.........................     764,100       17,345,070       4.41
                                                             --------------
                                                                 53,275,790
                                                             --------------
         TOTAL UTILITY........................                  663,895,599
                                                             --------------
              TOTAL COMMON STOCK
                (Identified
                cost -- $1,346,936,082).......                1,374,253,102
                                                             --------------
PREFERRED SECURITIES -- $25 PAR VALUE  21.03%
    BANK                                0.16%
         Colonial Capital Trust IV, 7.875%....      56,300        1,506,025       7.36
         Zions Capital Trust, 8.00%,
            Series B..........................      10,000          272,200       7.35
                                                             --------------
                                                                  1,778,225
                                                             --------------
    BANK -- FOREIGN                     0.10%
         Northern Rock plc, 8.00%,
            Series A..........................      45,531        1,143,343       7.96
                                                             --------------
    FINANCE                             0.50%
       AUTO LOAN                        0.08%
         Ford Motor Credit Co., 7.60%.........      38,000          988,380       7.67
                                                             --------------

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                                       9

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                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2004 (UNAUDITED)

                                                  NUMBER                        DIVIDEND
                                                OF SHARES        VALUE           YIELD
                                                ----------   --------------   ------------
       CREDIT CARD                      0.40%
         MBNA Capital, 8.125% Series D
            (TruPS)...........................     105,142   $    2,807,291       7.60%
         MBNA Capital, 8.10% Series E
            (TOPrS)...........................      64,000        1,728,640       7.52
                                                             --------------
                                                                  4,535,931
                                                             --------------
       DIVERSIFIED FINANCIAL SERVICES   0.02%
         USB Capital IV, 7.35%................       7,200          190,584       6.95
                                                             --------------
         TOTAL FINANCE........................                    5,714,895
                                                             --------------
    INSURANCE                           0.08%
       PROPERTY/CASUALTY                0.06%
         St. Paul Capital Trust I, 7.60%
            (TruPS)...........................      24,300          633,987       7.27
                                                             --------------
       REINSURANCE -- FOREIGN           0.02%
         PartnerRE Capital Trust I, 7.90%.....       9,600          258,240       7.36
                                                             --------------
         TOTAL INSURANCE......................                      892,227
                                                             --------------
    MEDIA                               0.76%
       CABLE TELEVISION                 0.55%
         Shaw Communications, 8.45%, Series A
            (COPrS)...........................     109,200        2,746,380       8.39
         Shaw Communications, 8.50%, Series B
            (COPrS)...........................     139,000        3,495,850       8.47
                                                             --------------
                                                                  6,242,230
                                                             --------------
       DIVERSIFIED SERVICES             0.21%
         Liberty Media Corp., 8.75% (CBTCS)...      33,800          894,010       8.28
         Liberty Media Corp., 8.75% (PPLUS)...      55,700        1,498,887       8.14
                                                             --------------
                                                                  2,392,897
                                                             --------------
         TOTAL MEDIA..........................                    8,635,127
                                                             --------------

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                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2004 (UNAUDITED)

                                                  NUMBER                        DIVIDEND
                                                OF SHARES        VALUE           YIELD
                                                ----------   --------------   ------------
    REAL ESTATE                        17.61%
       DIVERSIFIED                      3.02%
         Bedford Property Investors, 7.625%,
            Series B..........................     253,050   $    6,452,775       7.49%
         Colonial Properties Trust, 8.125%,
            Series D..........................       9,900          261,459       7.69
         Forest City Enterprises, 7.375%,
            Class A...........................     496,000       12,469,440       7.32
         iStar Financial, 7.875%, Series E....     227,500        5,730,725       7.82
         iStar Financial, 7.65%, Series G.....      77,000        1,925,000       7.64
         iStar Financial, 7.50%, Series I.....     250,000        6,200,000       7.58
         Lexington Corporate Properties Trust,
            8.05%, Series B...................      50,000        1,292,500       7.78
                                                             --------------
                                                                 34,331,899
                                                             --------------
       HEALTH CARE                      3.04%
         Health Care Property Investors,
            7.25%, Series E...................       7,000          180,880       7.00
         Health Care Property Investors,
            7.10%, Series F...................      10,000          251,600       7.07
         Health Care REIT, 7.875%,
            Series D..........................      63,536        1,610,002       7.77
         Health Care REIT, 7.625%,
            Series F..........................     169,600        4,197,600       7.72
         LTC Properties, 8.00%, Series F......     600,000       15,252,000       7.87
         Omega Healthcare Investors, 8.375%,
            Series D..........................     500,000       13,025,000       8.02
                                                             --------------
                                                                 34,517,082
                                                             --------------
       HOTEL                            0.80%
         Host Marriott Corp., 8.875%,
            Series E..........................      80,000        2,204,800       8.06
         Innkeepers USA, 8.00%, Series C......     218,300        5,522,990       7.91
         LaSalle Hotel Properties, 10.25%,
            Series A..........................      50,000        1,395,000       9.18
                                                             --------------
                                                                  9,122,790
                                                             --------------

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                                       11

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                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2004 (UNAUDITED)

                                                  NUMBER                        DIVIDEND
                                                OF SHARES        VALUE           YIELD
                                                ----------   --------------   ------------
    OFFICE                              5.00%
         Alexandria Real Estate Equities,
            8.375%, Series C..................     374,250   $    9,824,062       7.96%
         Brandywine Realty Trust, 7.50%,
            Series C..........................     177,410        4,472,506       7.46
         Brandywine Realty Trust, 7.375%,
            Series D..........................      27,500          692,312       7.31
         Corporate Office Properties Trust,
            8.00%, Series G...................       8,400          214,200       7.84
         CRT Properties, 8.50%, Series A......     111,000        2,924,850       8.08
         Equity Office Properties Trust,
            7.75%, Series G...................      24,600          657,558       7.26
         Highwoods Properties, 8.00%,
            Series B..........................     132,215        3,327,852       7.95
         Highwoods Properties, 8.00%,
            Series D..........................      48,489        1,209,801       8.02
         Kilroy Realty Corp., 7.80%,
            Series E..........................      99,500        2,576,055       7.53
         Maguire Properties, 7.625%,
            Series A..........................     590,400       14,700,960       7.67
         SL Green Realty Corp., 7.625%,
            Series C..........................     424,500       10,879,935       7.45
         SL Green Realty Corp., 7.875%,
            Series D..........................     210,100        5,357,550       7.73
                                                             --------------
                                                                 56,837,641
                                                             --------------
    OFFICE/INDUSTRIAL                   0.79%
         PS Business Parks, 7.00%,
            Series H..........................      44,100        1,080,450       7.14
         PS Business Parks, 6.875%,
            Series I..........................     246,900        5,863,875       7.24
         PS Business Parks, 7.95%,
            Series K..........................      65,000        1,698,125       7.68
         Reckson Associates Realty Corp.,
            7.625%, Series A..................      12,849          335,873       7.31
                                                             --------------
                                                                  8,978,323
                                                             --------------
    RESIDENTIAL                         1.54%
       APARTMENT                        0.19%
         Gables Residential Trust, 7.50%,
            Series D..........................      45,400        1,182,670       7.22
         Mid-America Apartment Communities,
            8.30%, Series H...................      38,100          981,837       8.07
                                                             --------------
                                                                  2,164,507
                                                             --------------
       MANUFACTURED HOME                1.35%
         Affordable Residential Communities,
            8.25%, Series A...................     600,000       15,306,000       8.08
                                                             --------------
         TOTAL RESIDENTIAL....................                   17,470,507
                                                             --------------
    SELF STORAGE                        0.02%
         Public Storage, 8.00%, Series R......       8,600          227,212       7.57
                                                             --------------

--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2004 (UNAUDITED)

                                                  NUMBER                        DIVIDEND
                                                OF SHARES        VALUE           YIELD
                                                ----------   --------------   ------------
    SHOPPING CENTER                     2.51%
       COMMUNITY CENTER                 1.95%
         Cedar Shoping Centers, 8.875%,
            Series A..........................     137,500   $    3,609,375       8.46%
         Developers Diversified Realty Corp.,
            8.00%, Series G...................      26,500          699,335       7.58
         Developers Diversified Realty Corp.,
            7.50%, Series I...................     300,700        7,628,759       7.41
         Kramont Realty Trust, 8.25%,
            Series E..........................     260,000        6,908,200       7.75
         Realty Income Corp., 7.375%,
            Series D..........................      26,700          698,205       7.04
         Saul Centers, 8.00%, Series A........      96,300        2,566,395       7.50
                                                             --------------
                                                                 22,110,269
                                                             --------------
       REGIONAL MALL                    0.56%
         CBL & Associates Properties, 7.75%,
            Series C..........................     114,710        3,006,549       7.40
         Mills Corp., 9.00%, Series C.........     109,400        3,008,500       8.18
         Mills Corp., 8.75%, Series E.........      12,400          334,800       8.11
                                                             --------------
                                                                  6,349,849
                                                             --------------
         TOTAL SHOPPING CENTER................                   28,460,118
                                                             --------------
    SPECIALTY                           0.89%
         Capital Automotive REIT, 7.50%,
            Series A..........................      50,000        1,270,000       7.40
         Capital Automotive REIT, 6.75%
            Series A..........................     150,000        3,646,500       6.95
         Capital Automotive REIT, 8.00%,
            Series B..........................     200,000        5,179,000       7.72
                                                             --------------
                                                                 10,095,500
                                                             --------------
         TOTAL REAL ESTATE....................                  200,041,072
                                                             --------------

--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2004 (UNAUDITED)

                                                  NUMBER                        DIVIDEND
                                                OF SHARES        VALUE           YIELD
                                                ----------   --------------   ------------
    UTILITY                             1.82%
       ELECTRIC -- INTEGRATED           1.77%
         Dominion Resources Capital Trust II,
            8.40%, Series.....................       6,800   $      183,192       7.80%
         Energy East Capital Trust I, 8.25%...      48,200        1,286,458       7.72
         EIX Trust I, 7.875%, Series A........     584,850       14,744,069       7.81
         EIX Trust II, 8.60%, Series B,
            (QUIPS)...........................      93,800        2,379,706       8.47
         Northern States Power Company, 8.00%
            (PINES)...........................       9,500          257,925       7.37
         PSEG Funding Trust II, 8.75%
            Series............................       8,500          234,260       7.95
         Puget Sound Energy Capital Trust II,
            8.40% (TOPrS).....................      39,100        1,037,714       7.91
                                                             --------------
                                                                 20,123,324
                                                             --------------
       GAS -- DISTRIBUTION              0.05%
         AGL Capital Trust II, 8.00%..........       9,900          263,043       7.53
         Laclede Capital Trust I, 7.70%
            (TOPrS)...........................      10,000          269,500       7.16
                                                             --------------
                                                                    532,543
                                                             --------------
         TOTAL UTILITY........................                   20,655,867
                                                             --------------
              TOTAL PREFERRED SECURITIES --$25
                PAR VALUE (Identified
                cost -- $233,817,339).........                  238,860,756
                                                             --------------

                                                PRINCIPAL
                                                 AMOUNT
                                               -----------
PREFERRED SECURITIES -- CAPITAL TRUST  4.05%
    BANK                               0.31%
         Astoria Capital Trust I, 9.75%,
            due 11/1/29, Series B............  $ 3,000,000        3,567,000       8.20
                                                             --------------
    DIVERSIFIED FINANCIAL SERVICES     1.40%
         Old Mutual Capital Funding, 8.00%,
            due 5/29/49 (Eurobond)...........   15,450,000       15,889,583       7.78
                                                             --------------
    ELECTRIC -- INTEGRATED             0.37%
         DPL Capital Trust II, 8.125%,
            due 9/1/31.......................    4,000,000        4,170,000       7.80
                                                             --------------
    FOOD -- DAIRY PRODUCTS             0.44%
         Dairy Farmers of America, 7.875%,
            Series 144A(a)...................       50,000        5,026,540       7.84
                                                             --------------

-------------------
(a) The fund prices this security at fair value using procedures approved by the fund's board of directors.

--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2004 (UNAUDITED)

                                                PRINCIPAL                       DIVIDEND
                                                 AMOUNT          VALUE           YIELD
                                               -----------   --------------   ------------
    INSURANCE                          1.08%
       BROKERS                         0.20%
         Aon Capital Trust A, 8.205%,
            due 1/1/27.......................  $ 2,000,000   $    2,302,776       7.13%
                                                             --------------
       MULTI-LINE                      0.88%
         AFC Capital Trust I, 8.207%,
            due 2/3/27, Series B.............   10,000,000       10,000,000       8.21
                                                             --------------
         TOTAL INSURANCE.....................                    12,302,776
                                                             --------------
    REAL ESTATE                        0.45%
         BF Saul Real Estate Investment
            Trust, 7.50%,
            due 3/1/14, 144A.................    5,000,000        5,125,000       7.32
                                                             --------------
              TOTAL PREFERRED SECURITIES --
                CAPITAL TRUST (Identified
                cost -- $46,283,567).........                    46,080,899
                                                             --------------
CORPORATE BOND                         3.12%
    AUTOMOTIVE                         1.34%
         General Motors Acceptance Corp.,
            8.00%, due 11/1/31...............    5,000,000        5,189,540
         General Motors Corp., 7.375%,
            due 5/23/48......................    4,900,000        4,692,789
         General Motors Corp., 8.25%,
            due 7/15/23......................    5,000,000        5,272,305
                                                             --------------
                                                                 15,154,634
                                                             --------------
    CABLE TELEVISION                   1.23%
         Cablevision Systems New York Group,
            8.00%, due 4/15/12, 144A.........    2,500,000        2,625,000
         CSC Holdings, 7.875%, due 2/15/18...    5,500,000        5,706,250
         Rogers Cable, 8.75%, due 5/01/32....    5,195,000        5,688,525
                                                             --------------
                                                                 14,019,775
                                                             --------------
    INSURANCE                          0.55%
         Liberty Mutual Insurance, 7.697%,
            due 10/15/97, 144A...............    6,000,000        6,278,436
                                                             --------------
              TOTAL CORPORATE BOND
                (Identified
                cost -- $34,676,831).........                    35,452,845
                                                             --------------

--------------------------------------------------------------------------------
                                       15

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2004 (UNAUDITED)

                                                PRINCIPAL
                                                  AMOUNT         VALUE
                                                ----------   --------------
COMMERCIAL PAPER                         0.35%
         State Street Boston Corp., 1.40%, due
            10/01/04 (Identified
            cost -- $3,963,000)...............  $3,963,000   $    3,963,000
                                                             --------------
TOTAL INVESTMENTS (Identified
  cost -- $1,665,676,819)............. 149.54%                1,698,610,602(a)
OTHER ASSETS IN EXCESS OF LIABILITIES.   0.64%                    7,225,617
LIQUIDATION VALUE OF TAXABLE AUCTION MARKET
  PREFERRED SHARES: SERIES M7, SERIES T7,
  SERIES W7, SERIES TH7, SERIES F7,
  (Equivalent to $25,000 per share based on
  3,360 shares outstanding per class),
  SERIES F28, SERIES T28 (Equivalent to
  $25,000 per share based on 3,000 shares
  outstanding per class).............  (50.18)%                (570,000,000)
                                       ------                  -------------
NET ASSETS -- COMMON STOCK (Equivalent to
  $19.30 per share based on 58,858,135
  shares of capital stock
  outstanding)........................ 100.00%               $1,135,836,219
                                       ------                --------------
                                       ------                --------------

                      GLOSSARY OF PORTFOLIO ABBREVIATIONS
--------------------------------------------------------------------------------
  ADR           American Depository Receipt
  CBTCS         Corporate Backed Trust Certificates
  COPrS         Canadian Origin Preferred Securities
  PINES         Public Income Notes
  PPLUS         Preferred Plus Trust
  QUIPS         Quarterly Income Preferred Securities
  TOPrS         Trust Originated Preferred Securities
  TruPS         Trust Preferred Securities
--------------------------------------------------------------------------------
-------------------
(a) At September 30, 2004, net unrealized appreciation was $32,933,783 based on cost for federal income tax purposes of $1,665,676,819. This consisted of aggregate gross unrealized appreciation on investments of $52,786,858 and aggregate gross unrealized depreciation on investments of $19,853,075.

--------------------------------------------------------------------------------
                                       16

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2004 (UNAUDITED)

NOTE 1. INVESTMENTS IN INTEREST RATE SWAPS

    The fund has entered into interest rate swap agreements with Merrill Lynch Derivative Products AG, UBS AG, and Royal Bank of Canada. Under the agreements the fund receives a floating rate and pays a respective fixed rate. Details of the swaps at September 30, 2004 are as follows:

                                                                                                    UNREALIZED
                                    NOTIONAL                 FLOATING RATE(a)                     APPRECIATION/
          COUNTERPARTY               AMOUNT     FIXED RATE   (RESET MONTHLY)   TERMINATION DATE   (DEPRECIATION)
---------------------------------  -----------  ----------   ---------------   ----------------   --------------
Merrill Lynch Derivative Products
  AG.............................  $46,000,000   3.2275%         1.840%         March 29, 2008      $  200,582
Merrill Lynch Derivative Products
  AG.............................  $34,000,000    3.535%         1.832%         April 23, 2008        (197,001)
Merrill Lynch Derivative Products
  AG.............................  $46,000,000    3.415%         1.840%         March 29, 2009         365,752
Merrill Lynch Derivative Products
  AG.............................  $46,000,000    3.461%         1.840%         March 29, 2010         814,693
Royal Bank of Canada.............  $68,000,000   2.9900%         1.840%         March 26, 2009       1,699,363
UBS AG...........................  $30,000,000   3.2200%         1.696%            May 7, 2007        (137,621)
UBS AG...........................  $34,000,000   3.4400%         1.811%         April 19, 2008        (104,500)
UBS AG...........................  $34,000,000   4.0600%         1.811%         April 19, 2010        (452,993)
UBS AG...........................  $34,000,000   4.1725%         1.840%         April 28, 2010        (625,890)
                                                                                                    ----------
                                                                                                    $1,562,385
                                                                                                    ----------
                                                                                                    ----------

 --------------------
(a) Based on LIBOR (London Interbank Offered Rate). Represents rates in effect at September 30, 2004.

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                                       17

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

                             FINANCIAL HIGHLIGHTS(a)
                         SEPTEMBER 30, 2004 (UNAUDITED)

                                                                             NET ASSET VALUE
                                                  TOTAL NET ASSETS              PER SHARE
                                           -------------------------------   ---------------
NET ASSET VALUE:
Beginning of period: 1/30/04.............                   $      100,275            $19.10
    Net investment income................  $   40,585,125                    $ 0.69
    Net realized and unrealized gain on
       investments and interest rate swap
       transactions......................      27,797,684                      0.48
    Offering costs charged to paid in
       capital -- common shares..........      (2,351,400)                    (0.04)
    Offering costs charged to paid in
       capital -- preferred shares.......      (6,521,300)                    (0.11)
Distributions from net investment income
  to:
    Common shareholders..................     (43,253,601)                    (0.74)
    Preferred shareholders...............      (4,643,917)                    (0.08)
                                                                             ------
    Capital stock transactions:
         Sold............................   1,122,793,500
         Distributions reinvested........       1,329,853
                                           --------------
Net increase in net asset value..........                    1,135,735,944              0.20
                                                            --------------            ------
End of period: 9/30/2004.................                   $1,135,836,219            $19.30
                                                            --------------            ------
                                                            --------------            ------

-------------------
(a) Financial information included in this report has been taken from the records of the fund without examination by independent accountants.

--------------------------------------------------------------------------------
                                       18

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

                                 TOTAL RETURN(a)
                 (PERIOD ENDED SEPTEMBER 30, 2004) (UNAUDITED)

                                SINCE INCEPTION
                                   (1/30/04)
                                   ---------
                                     5.40%

The performance data quoted represents past performance. Past performance is no guarantee of future results. The rate of return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

-------------------------------------------------------------------------------
                        REINVESTMENT PLAN
   We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.
-------------------------------------------------------------------------------
    Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the fund may
    purchase, from time to time, shares of its common stock in the open market.
-------------------------------------------------------------------------------
    A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-330-7348, (ii) on our Web site at
    cohenandsteers.com, or (iii) on the Securities and Exchange
    Commission's Web site at http://www.sec.gov. In addition,
    the fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge upon
    request, by calling 1-800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.
-------------------------------------------------------------------------------
-------------------
(a) Based on net asset value.

--------------------------------------------------------------------------------
                                       19

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.
--------------------------------------------------------------------------------

                           PRIVACY POLICY
    The fund is committed to maintaining the privacy of its shareholders and to safeguarding their personal information. The following is provided to help you understand what personal information the fund collects, how we protect that information, and why in certain cases we may share this information with others.
    The fund does not receive any personal information relating to shareholders who purchase shares through an intermediary that acts as the record owner of the shares. In the case of shareholders who are record owners of the fund, to conduct and process your business in an accurate and efficient manner, we must collect and maintain certain personal information about you. This is the information we collect on applications or other forms, and from the transactions you make with us.
    The fund does not disclose any personal information about its shareholders or former shareholders to anyone, except as required or permitted by law or as is necessary to service shareholder accounts. We will share information with organizations, such as the fund's transfer agent, that assist the fund in carrying out its daily business operations. These organizations will use this information only for purposes of providing the services required or as otherwise as may be required by law. These organizations are not permitted to share or use this information for any other purpose. In addition, the fund restricts access to personal information about its shareholders to employees of the adviser who have a legitimate business need for the information.

--------------------------------------------------------------------------------
                                       20

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

               MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:

               FOR HIGH CURRENT INCOME:                                 FOR TOTAL RETURN:

                   COHEN & STEERS                                        COHEN & STEERS
                REALTY INCOME FUND                                       REALTY SHARES

         IDEAL FOR INVESTORS SEEKING A HIGH                  IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
         DIVIDEND YIELD AND CAPITAL APPRECIATION,            RETURN THROUGH BOTH CURRENT INCOME AND
         INVESTING PRIMARILY IN REITS                        CAPITAL APPRECIATION, INVESTING PRIMARILY
         A, B, C AND I SHARES AVAILABLE                      IN REITS
         SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX                 SYMBOL: CSRSX
                                                             ALSO AVAILABLE: COHEN & STEERS
                                                             INSTITUTIONAL REALTY SHARES (CSRIX)
                                                             REQUIRES A HIGHER MINIMUM PURCHASE, BUT
                                                             OFFERS A LOWER TOTAL EXPENSE RATIO

                 FOR TOTAL RETURN:                                  FOR CAPITAL APPRECIATION:

                   COHEN & STEERS                                        COHEN & STEERS
                   UTILITY FUND                                        REALTY FOCUS FUND

         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL           IDEAL FOR INVESTORS SEEKING MAXIMUM
         RETURN THROUGH BOTH CURRENT INCOME AND              CAPITAL APPRECIATION, INVESTING IN A
         CAPITAL APPRECIATION, INVESTING PRIMARILY           LIMITED NUMBER OF REITS AND OTHER REAL
         IN UTILITIES                                        ESTATE COMPANIES
         A, B, C AND I SHARES AVAILABLE                      CONCENTRATED, HIGHLY FOCUSED PORTFOLIO
         SYMBOLS: CSUAX, CSUBX, CSUCX,                       A, B, C AND I SHARES AVAILABLE
               CSUIX                                         SYMBOLS: CSFAX, CSFBX, CSFCX, CSSPX

               FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
          1-800-330-7348, OR VISIT OUR WEB SITE AT COHENANDSTEERS.COM

 PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE
    FUND CAREFULLY BEFORE INVESTING. A PROSPECTUS CONTAINING THIS AND OTHER INFORMATION ABOUT THE FUND MAY BE OBTAINED BY FOLLOWING THE INSTRUCTIONS ABOVE.
             PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

                                     COHEN & STEERS SECURITIES, LLC, DISTRIBUTOR

--------------------------------------------------------------------------------
                                       21

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

OFFICERS AND DIRECTORS                    KEY INFORMATION

Robert H. Steers                          INVESTMENT MANAGER
Director and chairman                     Cohen & Steers Capital Management, Inc.
                                          757 Third Avenue
Martin Cohen                              New York, NY 10017
Director and president                    (212) 832-3232

Bonnie Cohen                              FUND SUBADMINISTRATOR AND CUSTODIAN
Director                                  State Street Bank and Trust Company
                                          225 Franklin Street
George Grossman                           Boston, MA 02110
Director
                                          TRANSFER AGENT -- COMMON SHARES
Richard J. Norman                         Equiserve Trust Company
Director                                  250 Royall Street
                                          Canton, MA 02021
Frank K. Ross                             (800) 426-5523
Director
                                          TRANSFER AGENT -- PREFERRED SHARES
Willard H. Smith Jr.                      The Bank of New York
Director                                  100 Church Street
                                          New York, NY 10007
Robert Becker
Vice president                            LEGAL COUNSEL
                                          Simpson Thacher & Bartlett LLP
Adam Derechin                             425 Lexington Avenue
Vice president and assistant treasurer    New York, NY 10017

Joseph M. Harvey                          New York Stock Exchange Symbol: RTU
Vice president
                                          Web site: cohenandsteers.com
William F. Scapell
Vice president                            This report is for shareholder
                                          information. This is not a prospectus
Lawrence B. Stoller                       intended for use in the purchase or
Assistant secretary                       sale of fund shares. Past performance
                                          is of course no guarantee of future
                                          results and your investment may be
                                          worth more or less at the time you
                                          sell.

--------------------------------------------------------------------------------
                                       22

                                   [COHEN & STEERS
                             REIT AND UTILITY INCOME LOGO]

                           ---------------------------------

                                   QUARTERLY REPORT
                                  SEPTEMBER 30, 2004


COHEN & STEERS
REIT AND UTILITY INCOME FUND
757 THIRD AVENUE
NEW YORK, NY 10017